Supplement dated April 21, 2022
to the Thrivent Core Funds Prospectus and Statement of Additional Information, each dated February 28, 2022
Effective immediately, the prospectus and Statement of Additional Information (“SAI”) are amended as described below.
Prospectus
1.The following sentence is added to the second paragraph of Foreign Securities Risk under the heading “Glossary of Principal Risks” in the “More About Investment Strategies and Risks” section:
In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Statement of Additional Information
2.The following is added to Foreign Securities in the “Investment Policies and Restrictions” section:
Investments in China. Certain foreign companies are required to submit documentation to the SEC establishing that such foreign company is not owned or controlled by a government entity in that jurisdiction, and also require, among other things, disclosure in the foreign company’s annual report regarding the audit arrangements of, and government influence on, such foreign company. In addition, US persons are prohibited from engaging in any transaction in publicly-traded securities of companies identified by the US Government as "Chinese military-industrial complex companies" or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. Securities of foreign issuers may also be de-listed from U.S. stock exchanges if such companies do not permit U.S. oversight of the auditing of their financial information over certain periods of time. If a Fund transacts in, or has exposure to, securities of such an affected foreign company, there could be a material adverse impact on the Fund's ability to achieve its investment objective as the Fund's ability to purchase affected securities may be limited.
In addition, US persons are prohibited from engaging in any transaction in publicly-traded securities of companies identified by the US Government as "Chinese military-industrial complex companies" or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. Securities of foreign issuers may also be de-listed from U.S. stock exchanges if such companies do not permit U.S. oversight of the auditing of their financial information over certain periods of time. If a Fund transacts in, or has exposure to, securities of such an affected foreign company, there could be a material adverse impact on the Fund's ability to achieve its investment objective as the Fund's ability to purchase affected securities may be limited.
Investments in Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. The United States and other countries have imposed broad-ranging economic sanctions on Russia, Belarus, certain Russian individuals and banking entities and corporations as a response to Russia’s invasion of Ukraine in February 2022. The resulting responses to Russia’s military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility and reduced liquidity. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of a Fund to price, buy, sell, receive or deliver those securities and/or assets, which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. It is also possible that such sanctions may prevent U.S.-based entities that provide services to a

Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which a Fund invests. The extent and duration of ongoing hostilities and related repercussions, including retaliatory actions or sanctions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks), cannot be predicted. The foregoing may result in significant market disruptions and may negatively impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.
Please include this Supplement with your Prospectus and Statement of Additional Information.